UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Information Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. ______)

Check the appropriate box:

|X|	Preliminary Information Statement

|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

|_|	Definitive Information Statement

ELECTRO ENERGY INC.

(Name of registrant as specified in its charter)

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|_|	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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|_|	Fee paid previously with preliminary materials.

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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30 Shelter Rock Road
Danbury, Connecticut 06810

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2008

Dear Shareholder:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Electro Energy Inc. (the “Company”) will be held at The Marriott Courtyard, 3 Eagle Road, Danbury, Connecticut 06810, on October 30, 2008, at 10:00 a.m., local time. The accompanying Information Statement is being delivered in connection with:

1.	The election of the named nominees to our Board of Directors for the terms indicated;

2.	The approval of the our 2008 Stock Option and Incentive Plan;

3.	The ratification of the July 23, 2008 financing transaction with the Quercus Trust, including the approval of the potential issuance of more than 19.9% of our outstanding shares of common stock upon an exercise of the warrant that was issued in connection therewith.

4.	The ratification of the August 18, 2008 financing transaction with the Quercus Trust, including the approval of the potential issuance of more than 19.9% of our outstanding shares of common stock upon the exercise of the warrant(s) and conversion of the senior secured convertible debenture(s) that were issued in connection therewith.

5.	The approval of an amendment to our Articles of Incorporation to increase our number of authorized shares of common stock from 50,000,000 to 100,000,000 shares.

6.	The approval of an amendment to our Articles of Incorporation to increase our number of authorized shares of preferred stock from 10,000 shares to 20,000 shares.

7.	The ratification of the re-appointment of Marcum & Kliegman, LLP as our independent registered public auditors for the fiscal year ending December 31, 2008, and

8.	The transaction of such other business as may properly come before the meeting.

Included with this mailing is the Company’s Annual Report on Form 10-KSB for fiscal year ended December 31, 2007, which includes Financial Statements and Management’s Discussion and Analysis of Financial Conditions and Results of Operations for fiscal year ended December 31, 2007. For copies of the Company’s updated financial statements on Form 10-QSB, please visit our website at www.electroenergyinc.com, or the Securities and Exchange website at www.sec.gov.

The Board of Directors has fixed the close of business on September 11, 2008, as the record date (the “Record Date”) for the meeting, and only holders of the Company’s Common Stock of record at such time will be entitled to vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,

/s/ Michael E. Reed
August 29, 2008	Michael E. Reed President and Chief Executive Officer

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

TABLE OF CONTENTS

30 Shelter Rock Road
Danbury, Connecticut 06810
203-797-2699

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
October 30, 2008

Notice of Annual Meeting
General Information About the Annual Meeting	1
Dissenters' Rights of Appraisal	4
Security Ownership of Certain Beneficial Owners and Management	4
Section 16(a) Beneficial; Ownership Reporting Compliance	6
Board of Directors and Executive Officers	6
Report of the Audit Committee	9
Executive Compensation	10
Report of the Compensation Committee	12
Code of Ethics	16
Attendance at Annual Meetings	16
Stockholder Communication Policy	16
"Householding" of Proxy Materials	16
Proposal One: Election of Directors	16
Proposal Two: Approval of the Company's 2008 Stock Option and Incentive Plan	19
Authorization or Issuance of Securities Otherwise Than For Exchange	21
Proposal Three: The ratification of the July 23, 2008 financing transaction with the Quercus Trust, including approval of the potential issuance of more than 19.9% of the Company's outstanding shares of common stock upon exercise of the warrants that were issued in connection therewith.	22
Proposal Four: The ratification of the August 18, 2008 financing transaction with the Quercus Trust, including approval of the potential issuance of more than 19.9% of the Company's outstanding shares of common stock upon conversion of the debenture(s) and exercise of the warrant(s) that were issued in connection therewith.	23
Proposal Five: The approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares.	24
Proposal Six: The approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of blank check preferred stock from 10,000 shares to 20,000 shares.	25
Proposal Seven: Ratification of the re-appointment of the Company's Independent Auditors.	26
Certain Relationships and Related Transactions	27
Stockholders' Proposals and Nominations	28
Other Information	28
Other Matters	28
Appendix A: 2008 Stock Option and Incentive Plan	29
Proxy Card	37

30 Shelter Rock Road
Danbury, Connecticut 06810
203-797-2699

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
October 30, 2008

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why did you send me this Proxy Statement?

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Electro Energy, Inc., a Florida corporation (the “Company”), of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at The Marriott Courtyard, 3 Eagle Road in Danbury, Connecticut on October 30, 2008 at 10:00 a.m., and any adjournments thereof (the “Meeting”). This Proxy Statement, along with the Notice of Annual Meeting of Stockholders, summarizes the purposes of the Meeting and the information you need to know about the Meeting.

This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy card are being mailed on or about September 18, 2008 to all stockholders entitled to notice of and to vote at the Meeting.

Who can vote?

Only those stockholders who owned Electro Energy, Inc. common stock, $0.01 par value per share (the “Common Stock”), Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), of the Company (the “Preferred Stock” and, together with the Common Stock, the “Shares”), at the close of business on the record date are entitled to vote at the Meeting. The close of business on September 11, 2008 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Meeting (the “Record Date”). As of the close of business on the Record Date, the Company had 6,212,405 shares of Common Stock and 110 shares of Series A Convertible Preferred Stock outstanding and entitled to vote.

You do not need to attend the Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Meeting and not revoked prior to the Meeting, will be voted at the Meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Corporate Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How many votes do I have?

Each share of Common Stock is entitled to one vote, and each outstanding share of series A convertible preferred stock is entitled to such number of votes equal to the number of shares of Common Stock into which such shares of series A convertible preferred stock are convertible pursuant to the provisions of the Certificate of Designation for the series A convertible preferred stock.

How do I vote?

Whether you plan to attend the Meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the Meeting. If your Shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates, you may vote:

•	By mail. Complete and mail the proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Company’s Board of Directors.

•	By Internet. See section "Are Proxy Materials Available Via the Internet?", below

•	In person at the Meeting. If you attend the Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Meeting.

If your Shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your Shares.

•	In person at the Meeting. Contact the broker or other nominee who holds your Shares to obtain a broker’s proxy card and bring it with you to the Meeting. You will not be able to vote at the Meeting unless you have a proxy card from your broker.

How does the Board of Directors recommend I vote on the Proposals?

The Board of Directors recommends that you vote for all proposals as follows:

•	“FOR” the election of the nominees of the Board of Directors;

•	“FOR” the approval of the 2008 Stock Option and Incentive Plan;

•	“FOR” the approval of the July 23, 2008 financing transaction with The Quercus Trust, including the potential issuance of more than 19.99% of the Company’s outstanding shares of common stock.

•	“FOR” the approval of the August 18, 2008 financing transaction with The Quercus Trust, including the potential issuance of more than 19.9% of the Company’s outstanding shares of common stock.

•	“FOR” the approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares.

•	“FOR” the approval of an amendment to the Company’s Articles of Incorporation to increase the number • of authorized number of shares of the Company’s blank check preferred stock from 10,000 shares to 20,000 shares.

•	“FOR” the approval of the appointment of Marcum & Kliegman as the Company’s independent registered auditors for the fiscal year ending December 31, 2007.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Meeting, other than those discussed in this Proxy Statement.

May I revoke my proxy?

If you give us your proxy, you may revoke it any time before the Meeting. You may revoke your proxy in any one of the following ways:

•	By signing a new proxy card and submitting it as instructed above;

•	If your Shares are held in street name, revoking by written notice, as instructed above. Only your latest vote will be counted. If your shares are held in street name, you will not be able to vote at the meeting unless you have a proxy card from your broker;

•	Attending the Meeting in person and voting in person. Attending the Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

•	By following the instructions on the Notice of Internet Availability (see below).

Any stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding paragraph.

What if I receive more than one proxy card?

You may receive more than one proxy card or voting instruction form if you hold your Shares in more than one account, which may be registered in form or held in street name. Please vote in the manner described under How do I vote? for each account to ensure that all of your Shares are voted.

Will My Shares be Voted if I Do Not Return My Proxy Card?

If your Shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote online or at the meeting as described above under How do I vote? If you hold your Shares through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock or Preferred Stock, as applicable, that it holds for you in accordance with your instructions. We encourage you to provide voting instructions. This ensures your Shares will be voted at the Meeting in the manner you desire. However, if it has not timely received your instructions, the broker or your representative may vote on only certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, or if a broker or your representative may, but does not, exercise such discretionary authority, this is a “broker non-vote” on that matter. “Broker non-votes” are treated as present for purposes of determining a quorum but are not counted as withheld votes, votes against the matter in question, or as abstentions, nor are they counted in determining the number of votes present for a particular matter.

Are Proxy Materials Available Via the Internet?

As permitted by the Securities and Exchange Commission (the “SEC”), the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record. All shareholders will have the ability to access the Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 as filed with the SEC on April 15, 2008 (the “Annual Report”) on a website referred to in the Notice or to request a printed set of these materials at no charge. Instructions on how to access these materials over the Internet or to request a printed copy may be found in the Notice.

In addition, any shareholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to shareholders and will reduce the impact of annual meetings on the environment. A shareholder’s election to receive proxy materials by email will remain in effect until the shareholder terminates it.

What vote is required to approve each proposal and how are votes counted?

The affirmative vote of a plurality of the shares constituting a quorum is required for the approval of Proposal 1. The affirmative vote of a majority of the shares constituting a quorum is required for the approval of Proposals 2, 3, 4, 5 and 6.

Where a stockholder specifies a choice on the proxy as to how his or her Shares are to be voted on a particular matter, the Shares will be voted accordingly. If no choice is specified, the Shares will be voted “FOR” the election of the nominees to the Board of Directors and “FOR” the ratification of the independent registered auditor of the Company. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date.

What are the costs of soliciting these proxies?

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors and officers of the Company. No additional compensation will be paid for such solicitation.

What constitutes a quorum for the Meeting?

Shares represented in person or by valid proxies in the form enclosed received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum at the Meeting. Votes of stockholders of record who are present at the Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

DISSENTERS’ RIGHT OF APPRAISAL

                No action has been taken in connection with the corporate actions described herein by our Board of Directors or the voting shareholders for which Florida law, our articles of incorporation or bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s shares. Our shareholders do not have dissenters’ rights with respect to the matters to be approved by the shareholders as described in this information statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the number of shares of our common stock beneficially owned as of the record date by:

•	each person who is known by us to beneficially own 5% or more of our common stock,
•	each of our directors and executive officers, and
•	all of our directors and executive officers as a group.

Unless otherwise indicated, the address of each of the persons listed below is Electro Energy Inc., 30 Shelter Rock Road, Danbury, Connecticut 06810.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned(2)

5% or Greater Stockholders

The Quercus Trust 1835 Newport BlvdA109-PMB 467 Costa Mesa, California 92627	26,531,310(3)	81.03%(4)

Lithium Nickel Asset Holding Company I 7 South Jersey Ave. East Setauket, NY 11733	1,750,000(5)	21.98%(6)

Context Capital Management, LLC 4365 Executive Drive, Suite 850 San Diego, CA 92121	1,027,566(7)	14.19%(8)

Executive Officers and Directors

Martin G. Klein	974,983(9)	13.57%
Bruce L. Lev	216,356(10)	3.37%(11)
Robert Hamlen	5,000(12)	0.08%(13)
William Wylam	3,750(14)	0.06%(15)
Lawrence Schafran	5,000(16)	0.08%(17)
Michael E. Reed	105,302(18)	1.67%(19)
Timothy E. Coyne	20,000(20)	0.32%(21)
Directors and executive officers as a group (seven persons)	1,330,391	17.64%(22)

(1)	Unless otherwise indicated, includes shares owned by a spouse, minor children, by relatives sharing the same home and entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire such shares within 60 days after September 11, 2008, by the exercise of any warrant, stock option, debenture conversion or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.
(2)	Unless otherwise indicated, based upon 6,212,405 shares of common stock outstanding on September 11, 2008; does not include 8,800 shares of common stock issuable upon conversion of series A convertible preferred stock and 1,290,081 shares of common stock issuable upon conversion of series B convertible preferred stock.
(3)	Includes (i) 371,046 shares of common stock outstanding, plus 9,982,955 shares of common stock issuable upon the exercise of warrants and 16,177,309 shares of common stock issuable upon conversion of 10% senior secured convertible note held by The Quercus Trust.
(4)	Based upon (i) 6,212,405 shares of common stock outstanding, plus (ii) 9,982,955 shares of common stock issuable upon the exercise of warrants and (iii) 16,177,309 shares of common stock issuable upon conversion of 10% senior secured convertible note.
(5)	Includes 1,150,000 shares of common stock outstanding, plus 600,000 shares of common stock issuable upon the exercise of warrants held by Lithium Nickel Asset Holding Company I.
(6)	Based upon (i) 6,212,405 shares of common stock outstanding, plus (ii) 600,000 shares of common stock issuable upon the exercise of warrants.
(7)	Includes 349,598 shares of common stock outstanding, plus 351,840 shares of common stock issuable upon conversion of series B convertible preferred stock and 326,128 shares of common stock issuable upon the exercise of warrants held by Context Capital Management, LLC.
(8)	Based upon (i) 6,212,405 shares of common stock outstanding, plus (ii) 351,840 shares of common stock issuable upon conversion of series B convertible preferred stock and (iii) 326,128 shares of common stock issuable upon the exercise of warrants.
(9)	Includes 974,983 shares of common stock outstanding held by Mr. Klein.
(10)	Includes (i) 85,738 shares of common stock outstanding, 4,000 shares of common stock issuable upon conversion of series A convertible preferred stock and 17,190 shares of common stock issuable upon the exercise of warrants held by the Trust FBO Thomas L. Kempner and (ii) 85,738 shares of common stock outstanding, 4,000 shares of common stock issuable upon conversion of series A convertible preferred stock and 17,190 shares of common stock issuable upon the exercise of warrants held by the Trust FBO of Alan H. Kempner.
(11)	Based upon (i) 6,212,405 shares of common stock outstanding, plus (ii) 8,000 shares of common stock issuable upon conversion of series A convertible preferred stock and (iii) 34,380 shares of common stock issuable upon the exercise of warrants.
(12)	Includes 5,000 shares of common stock issuable upon the exercise of options held by Mr. Hamlen.
(13)	Based upon (i) 6,212,405 shares of common stock outstanding, plus (ii) 5,000 shares of common stock issuable upon the exercise of options.
(14)	Includes 3,750 shares of common stock issuable upon the exercise of options held by Mr. Wylam.
(15)	Based upon (i) 6,212,405 shares of common stock outstanding, plus (ii) 3,750 shares of common stock issuable upon the exercise of options.
(16)	Includes 5,000 shares of common stock issuable upon the exercise of options held by Mr. Schafran.
(17)	Based upon (i) 6,212,405 shares of common stock outstanding, plus (ii) 5,000 shares of common stock issuable upon the exercise of options.
(18)	Includes 40,302 shares of common stock outstanding and 65,000 shares of common stock issuable upon the exercise of options held by Mr. Reed.
(19)	Based upon (i) 6,212,405 shares of common stock outstanding, plus (ii) 65,000 shares of common stock issuable upon the exercise of options.
(20)	Includes 20,000 shares of common stock issuable upon the exercise of options held by Mr. Coyne.
(21)	Based upon (i) 6,212,405 shares of common stock outstanding, plus (ii) 20,000 shares of common stock issuable upon the exercise of options.
(22)	Based upon (i) 6,212,405 shares of common stock outstanding, plus (ii) 8,800 shares of common stock issuable upon conversion of series A convertible preferred stock, and (iii) 34,380 shares of common stock issuable upon the exercise of warrants and (iv) 101,250 shares of common stock issuable upon the exercise of options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based solely on a review of Forms 3 and 4 and amendments thereto, furnished to the Corporation during the fiscal year ended December 31, 2007 and Forms 5 and any amendments thereto furnished to the Corporation with respect to the fiscal year ended December 31, 2008, no director, officer or beneficial owner of more than 10% of the Corporation’s equity securities failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2007.

CORPORATE GOVERNANCE

Director Independence

        All the nominees are currently Directors of the Company and each has consented to continue serving as a Director. Upon the appointment of the proposed slate of Directors, a majority of our Board will be “independent” within the meaning of the Securities Exchange Act of 1934 (the “Exchange Act”) and the director independence standards of the NASDAQ Stock Market, Inc., as currently in effect. Messrs. Bruce L. Lev, and Lawrence Schafran would be considered “independent” within the meaning of applicable SEC and The NASDAQ Stock Market director independence standards.

Board and Committee Meetings

Board Meetings

        During fiscal year 2007, the Board of Directors held 11 meetings and acted by written consent in lieu of any meeting twice. All Directors attended at least 75% of all meetings. Our policy is to expect each of our Board members or nominees to attend each of our Annual Shareholders Meetings, barring any reasonable conflicts.

Standing Committees

        In June 2004, our Board formed an Audit Committee and a Corporate Governance and Compensation Committee. The Corporate Governance and Compensation Committee was then segregated into a Corporate Governance and Nominating Committee and a Compensation Committee. All members of our standing committees are “independent,” within the meaning of the Exchange Act and the director independence standards of the NASDAQ Stock Market, Inc., as currently in effect. In August 2004, our Board adopted separate charters for our Audit Committee and our Corporate Governance and Nominating Committee. The Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee charters are available on the Company’s website at http://www.electroenergyinc.com and are available to you in print from the website or upon request. The information on our website is not a part of this Proxy Statement or incorporated into any other filings we make with the Securities and Exchange Commission.

Audit Committee

        As of the date of this Information Statement, our Audit Committee members are Bruce L. Lev, Chair, Lawrence G. Schafran and Robert Hamlen. During fiscal 2007, the Audit Committee held six meetings.

        Each member of the Audit Committee possesses the required level of financial literacy and the current standards of requisite financial management expertise required by applicable rules and regulations. The Audit Committee was established according to the definition of “audit committee” as described in the Exchange Act. None of the members of the Audit Committee have any relationship to the Company or any of its subsidiaries or affiliates that may interfere with the exercise of their independence from management and the Company.

        The Board has determined that Bruce L. Lev qualifies as its “audit committee financial expert” as required by applicable rules and regulations.

        The Committee assists the Board of Directors in fulfilling its oversight responsibility relating to (i) the integrity of Electro Energy’s financial statements, the financial reporting process, and the systems of internal accounting and financial controls; (ii) the performance of Electro Energy’s internal audit function; (iii) the appointment, engagement, compensation and performance of the Company’s independent auditors and the evaluation of their qualifications and independence; and (iv) Electro Energy’s policies and legal and regulatory requirements, including the Company’s disclosure controls and procedures. Additionally, the Committee, consistent with the Sarbanes-Oxley Act of 2002 and the related rules, as amended, meets with management and the auditors prior to the filing of the Officers’ certification with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls. The independent auditors report directly to the Audit Committee.

        The Audit Committee acts in accordance with a written charter adopted by the Board of Directors. The Committee reviews this charter annually. Its Report for 2007 follows the descriptions of our committees.

Corporate Governance and Nominating Committee

        The current members of our Corporate Governance and Nominating Committee (the “CGNC”) include Dr. Robert Hamlen and Lawrence Schafran. During 2007, the Committee, which was composed of Messrs. Hamlen, Lev, and Klein, held one meeting and did not act by written consent in lieu of any meeting. Messrs. Klein, Schafran and Lev were nominated as members of the Board of Directors by the Board of Directors acting as a whole.

        The CGNC is appointed by the Board of Directors to (1) assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for each annual meeting of shareholders; (2) develop and recommend to the Board the Corporate Governance Guidelines applicable to the Company; (3) lead the Board in its annual review of the Board’s performance; and (4) recommend to the Board director nominees for each committee.

        The CGNC is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics of Board members, as well as the composition of the Board as a whole. This assessment includes a consideration of independence, diversity, age, skills, experience and industry backgrounds in the context of the needs of the Board and the Company, as well as the ability of members (and candidates for membership) to devote sufficient time to performing their duties in an effective manner. Directors are expected to exemplify the highest standards of personal and professional integrity and to constructively challenge management through their active participation and questioning.

        The CGNC also reviews nominees suggested by shareholders, if any, and advises such shareholders of the outcome of their suggestions. The CGNC considers recommendations for Board candidates submitted by shareholders using the same criteria it applies to recommendations from directors and members of management. The recommendation must set forth (i) the name and address as they appear on the Company’s books of the stockholder making the recommendation and the class and number of shares of capital stock of the Company beneficially owned by such stockholder and (ii) the name of the candidate and all information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors under the federal proxy rules. The recommendation must be accompanied by the candidate’s written consent to being named in the Company’s proxy statement as a nominee for election to the Board and to serving as a director, if elected. Stockholders must also comply with all requirements of the Company’s By-Laws with respect to nomination of persons for election to the Board of Directors. See “Stockholders Proposals and Nominations” for requirements for submissions. Subject to limitations in our Amended and Restated Articles of Incorporation, By-Laws and applicable law, shareholders may submit recommendations by providing the name and address of the candidate, and a detailed description of his or her experience and other qualifications for the position, in writing addressed to this Committee in care of Electro Energy Inc., 30 Shelter Rock Road, Danbury, Connecticut 06810. The notice may be sent at any time, but for a candidate to be considered by the Committee as a nominee for an annual shareholder meeting, we must receive the written information at least 150 days before the anniversary of the date of the prior year’s proxy or information statement.

        The CGNC did not receive any recommendations from shareholders regarding candidates to serve on the Board for the 2008 Annual Meeting of Shareholders.

        The CGNC has, based on the needs of the Board (such as independence, industry or other professional expertise, relevant skills and experience and diversity) made certain evaluations for the selection of individuals to be considered as candidates for election to the Board including Messrs. Martin Klein and Bruce L. Lev. . The Committee actively seeks individuals qualified to become Board members for recommendation to the Board. Mr. Schafran, one of the two members of the CGNC, was nominated by a majority of the Company’s independent directors.

        The CGNC, in the case of Messrs. Klein and Lev, and a majority of the Company’s independent Directors, in the case of Mr. Schafran, have also reviewed individual director performance in connection with the decision whether such director should be re-nominated to the Board by examining factors such as experience, business judgment, integrity, time and commitment, teamwork and independence.

        After such review and recommendations by the CGNC, in the case of Messrs. Klein and Lev, and a majority of the Company’s independent Directors in the case of Mr. Schafran, , the Board has nominated the persons set forth in Proposal 1 for election as members of the Board.

        The CGNC believes that nominees for election to the Board of Directors should possess sufficient business or financial experience and a willingness to devote the time and effort necessary to discharge the responsibilities of a director. This experience can include, but is not limited to, service on other boards of directors or active involvement with other boards of directors, as well as experience in the industries in which the Company conducts its business. The Board does not believe that nominees for election to the Board of Directors should be selected through mechanical application of specified criteria. Rather, the CGNC believes that the qualifications and strengths of individuals should be considered in their totality with a view to nominating persons for election to the Board of Directors whose backgrounds, integrity, and personal characteristics indicate that they will make a contribution to the Board of Directors.

        The CGNC intends to identify candidates for election to the Board of Directors through the personal knowledge and experience of the members of the Board as well as through third-party recommendations. Candidates will be evaluated based upon their backgrounds and interviews with members of the Board. The Board does not plan to have any differences in the manner in which the Board evaluates nominees for election as a director of the Company based on whether the nominee has been recommended by a stockholder or otherwise.

Compensation Committee

        The Compensation Committee of the Board of Directors (the “Compensation Committee”) in consultation with the Chief Executive Officer (the “CEO”) administers the benefits, incentives and compensation of the Company’s executive officers, reviews the performance of the Company’s executive officers, reviews and approves executive compensation policy and objectives, concludes whether Company executives are compensated according to such standards, makes recommendations to the Board of Directors with respect to compensation, and carries out the Board’s responsibilities relating to all forms of executive compensation.

        Non-qualified stock options and shares of restricted stock which are granted to the members of the Compensation Committee are recommended by the Company’s Chief Executive Officer and approved by the Board of Directors.

        The Compensation Committee held 3 meetings during fiscal 2007, and did not act by written consent in lieu of any meeting. In 2007, The chair of the Compensation Committee was Mr. Wylam, and Messrs. Hamlen and Lev constituted its remaining members. None of the members of the Compensation Committee have any relationship to the Company or any of its subsidiaries or affiliates that may interfere with the exercise of their independence from management and the Company.

        Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Compensation Committee referred to above, the Compensation Committee met 3 times during 2007 in order to discuss the grant of stock options to executive officers, directors and key employees. The respective compensation of the Chief Financial Officer and Chief Executive Officer of the Company was determined by the Board of Directors acting as a whole upon the recommendation of the Compensation Committee.

        The Compensation Committee Report for 2007 is contained in the “Executive Compensation” section.

REPORT OF THE AUDIT COMMITTEE

        The role of the Audit Committee is to oversee management’s preparation and presentation of the Company’s financial statements and the integrity of the Company’s financial statements. Management is responsible for our accounting and financial reporting principles and internal controls and procedures designed to assure that the Company is complying with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to the conformity of our financial statements with accounting principles generally accepted in the United States. The purpose of the Audit Committee is to monitor these activities.

        The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of the independent auditors’ examinations, the independent auditors’ evaluations of the Company’s systems of internal control, and the overall quality of the Company’s financial reporting. The Audit Committee has reviewed the Company’s internal controls with the Company’s independent auditors and, consistent with Section 302 of the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, met with management and the auditors prior to the filing of officers’ certifications required by those rules to receive any information concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

        It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Audit Committee members are not employees of the Company and may not be, and may not represent themselves to be, or to serve as, professional accountants or auditors. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors.

        In performing its oversight function, the Audit Committee has considered and discussed the audited financial statements and unaudited quarterly financial statements with management and the independent auditors, including a discussion of the quality (not just the acceptability) of accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees as currently in effect. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, currently in effect, and has discussed with the independent auditors the independence of the independent auditors from Electro Energy and the Company’s management. In addition, the Committee has reviewed and approved the compatibility of non-audit services provided by the independent accountants and approved the fees paid to them for the 2006 fiscal year.

        The Audit Committee has adopted a policy regarding the pre-approval of audit and permitted non-audit services to be performed by Electro Energy’s independent registered public accounting firm, Marcum & Kliegman, LLP. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services provided by Marcum & Kliegman, LLP. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by Marcum & Kliegman, LLP, which are not encompassed by the Audit Committee’s annual pre-approval and are not prohibited by law.

        Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007. The Committee has also recommended that the Company’s shareholders appoint Marcum & Kliegman, LLP as the Company’s Independent Registered Public Accounting Firm (auditors) for the 2008 fiscal year.

Submitted by the Audit Committee of Electro Energy Inc:

Bruce L. Lev, Chairman
Lawrence G. Schafran
Robert Hamlen

EXECUTIVE COMPENSATION

Executive Compensation

        The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2007 and 2006 by the Company’s (i) Chief Executive Officer, and (ii) “highly compensated” executive officers, other than the CEO, as determined by Regulation S-B, Item 402 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executives”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Michael E. Reed (2)	2007	$214,038	$130,965	$60,000	$336,465	$-	$-	$1,568	$743,036
Principal Executive Officer	2006	$190,000	$-	$-	$329,329	$-	$-	$-	$519,329

Martin Klein(3)	2007	$-	$-	$-	$-	$-	$-	$-	$-
Chairman	2006	$75,000	$-	$-	$-	$-	$-	$-	$75,000

Timothy E. Coyne (4)	2007	$156,000	$43,350	$-	$26,909	$-	$-	$-	$226,259
Chief Financial Officer & Secretary	2006	$17,308	$-	$-	$1,826	$-	$-	$-	$19,134

Audra Mace(5)	2007	$-	$-	$-	$-	$-	$-	$-	$-
Chief Financial Officer & Secretary	2006	$85,153	$-	$-	$145,186	$-	$-	$4,673	$235,012

(1)	Represents the compensation cost of awards recognized during the year as stock compensation expense in accordance with FASB 123R. The cost of pre-2006 awards that have not yet been fully recognized are reported using the modified prospective transition method under FAS 123R.
(2)	Mr. Reed was appointed President & Chief Executive Officer effective May 30, 2006. He received an automobile allowance of $1,568 in 2007.
(3)	Mr. Klein was replaced as President and Chief Executive Officer by Mr. Reed effective May 30, 2006.
(4)	Mr. Coyne was appointed Chief Financial Officer effective November 20, 2006.
(5)	Ms. Mace resigned as Chief Financial Officer effective August 8, 2006. She was paid accrued vacation of $4,673 in 2006.

Director Compensation

        Outside directors are paid their expenses for attending each meeting of the directors and are paid a fixed sum for attendance at each meeting of the directors. No payment precludes any director from serving our company in any other capacity and being compensated for the service. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings. The Company records an expense and assumes a liability on the date meetings are held.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compen-sation	Non-qualified Deferred Compen-sation Earnings	All Other Compen-sation	Total	Aggregate Number of Stock Awards Outstanding at Fiscal Year End	Aggregate Number of Option Awards Outstanding at Fiscal Year End

Martin G. Klein	$5,500	$-	$-	$-	$-	$48,000	$53,500	-	-
Bruce L. Lev	$5,000	$-	$2,133	$-	$-	$-	$7,133	-	10,000
Robert P. Hamlen	$8,500	$-	$21,151	$-	$-	$23,000	$52,651	-	10,000
William B. Wylam	$7,000	$-	$8,365	$-	$-	$46,900	$62,265	-	10,000
Lawrence G. Schafran	$8,000	$-	$8,375	$-	$-	$-	$16,375	-	10,000
Warren D. Bagatelle	$4,500	$-	$83,891	$-	$-	$-	$88,391	-	15,000
Joseph F. Engelberger	$4,000	$-	$-	$-	$-	$-	$4,000	-	-
Farhad Assari	$1,500	$-	$41,495	$-	$-	$-	$43,445	-	7,500

Executive Loans

        We have extended no loans to our Named Executive Officers.

Options/SAR Grants and Fiscal Year End Option Exercises and Values

        On December 14, 2007, the Company adopted its Amended and Restated 2005 Stock Option and Incentive Plan. The purpose of the 2005 Plan is to enable the Company to attract, retain and motivate key employees, directors and, on occasion, consultants, by providing them with stock options. Stock options granted under the 2005 Plan, as amended, may be either incentive stock options, as defined in Section 422A of the Internal Revenue Code of 1986, non-qualified stock options, or shares of restricted stock. The Company reserved 600,000 shares of common stock for issuance under the 2005 Plan. The Company granted 158,000 stock options during the year ended December 31, 2007, 148,000 of which were issued to directors and employees, and 10,000 of which were issued in connection with consulting agreements.

Option Grants During 2007

        The following table presents information concerning option grants during 2007 to each Named Executive Officer awarded pursuant to our existing stock compensation plans:

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2007	Exercise Price Per Share	Expiration Date

Michael E. Reed	80,000 (1)	54.05%	$ 2.95	September 11, 2017
Timothy E. Coyne	20,000 (1)	13.51%	$ 2.95	September 11, 2017

(1)	The options vest pursuant to the following schedule: 25% of the options vest on September 12, 2008, 25% of the options vest on September 12, 2009, 25% of the options vest on September 12, 2010, and the remaining 25% of the options vest on September 12, 2011.

Aggregated Option Exercises During 2007 and Option Values at December 31, 2007

        The following table presents information concerning the exercise of options during 2007 by each Named Executive Officer:

Name	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Michael E. Reed	-	-	30,000	110,000	-	$ 160,000
Timothy E. Coyne	-	-	7,500	42,500	-	$ 40,000

(1)	The amounts set forth in the column entitled “Value Realized” represent the fair market value of the ordinary shares underlying the option on the date of exercise less the aggregate exercise price of the option.
(2)	Market value of securities underlying in-the-money options as of December 31, 2007 (based on $4.95 per share (on a post-reverse-split basis), the closing price of Common Stock on the NASDAQ Capital Market on December 31, 2007), minus the exercise price.

Outstanding Equity Awards at Fiscal Year End

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have not vested	Market Value of Shares or Units of Stock that have not vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not vested

Michael E. Reed	20,000	20,000	-	$33.80	5/01/2015	-	-	-	-
	10,000	10,000	-	$19.70	12/14/2015	-	-	-	-
	-	80,000	-	$2.95	9/11/2017	-	-	-	-

Timothy E. Coyne	7,500	22,500	-	$7.60	11/20/2016	-	-	-	-
	-	20,000	-	$2.95	9/11/2017	-	-	-	-

Employment Agreements

        As of December 31, 2007, the Company maintained no employment agreements with its officers or other employees other than with Mr. Michael E. Reed and Timothy E. Coyne.

COMPENSATION OF DIRECTORS

        Outside directors are paid their expenses for attending each meeting of the directors and are paid a fixed sum for attendance at each meeting of the directors. No payment precludes any director from serving our company in any other capacity and being compensated for the service. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings. The Company records an expense and assumes a liability on the date meetings are held.

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

        As of December 31, 2007, the Compensation Committee was composed of Dr. Robert Hamlen, Mr. Bruce L. Lev, and Mr. William Wylam. There are no relationships or transactions involving members of the Compensation Committee during the fiscal year ended December 31, 2007 required to be reported pursuant to Item 402(j) of Regulation S-K.

REPORT OF THE COMPENSATION COMMITTEE

Overview of Compensation Program

        The Company’s Compensation Committee (for purposes of this discussion, the “Committee”) of the Board in consultation with the Company’s Chief Executive Officer is responsible for establishing, implementing and continually monitoring adherence with our compensation philosophy. The Committee seeks to ensure that the total compensation paid to our named executive officers is fair, reasonable and competitive.

Compensation Philosophy and Objectives

        The Committee’s executive compensation approach has three main purposes:

•	attracting talented and experienced employees,

•	retaining those employees, and

•	providing incentives for those employees to perform at a very high level.

        To the extent possible, the Committee works with management to design incentives that encourage the achievement of specific strategic and financial goals by us, and which align our executives’ interests with those of our stockholders. The Committee evaluates both performance and compensation to ensure that we maintain our ability to attract and retain superior employees in key positions and that the compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies and in the area in which our headquarters are located. To that end, the Committee believes executive compensation packages provided by us to our executives, including our named executive officers, should include both cash and stock-based compensation (including options and restricted stock) that reward performance and also encourage the growth and protection of stockholder value.

Roles and Responsibilities in Compensation Decisions.

        The Committee is solely responsible for reviewing the performance of our President and Chief Executive Officer (our “CEO”) and makes all compensation decisions related to him. With respect to the other named executive officers, the CEO presents his conclusions and recommendations regarding salary adjustments and incentive compensation to the Committee. The Committee reviews and comments on those recommendations before they are presented to our Board for approval or modification. Final decisions regarding non-equity compensation of our named executive officers are made by our Board after consulting with the Committee and the CEO. The Committee is also responsible for determining the equity awards, if any, for each named executive officer.

Setting Executive Compensation

        In making compensation decisions and recommendations in 2007, the Committee considered company performance during the preceding fiscal year. The Committee also considered (i) the compensation of executive officers at a group of publicly-traded companies in the same or similar industries, (ii) local and regional compensation surveys and web-based compensation databases, (iii) general trends in the overall market for executive talent in the United States, and (iv) the compensation history of the individual executive.

        The Committee reviewed industry data and the recommendations of the CEO to determine the appropriate level and mix of incentive compensation in 2007. With respect to equity compensation, the Committee also considered potential equity awards against the percentage of our fully diluted capital stock represented by all outstanding options and unvested restricted stock, as discussed below. See “Long-Term Incentive Compensation.”

2007 Executive Compensation Components

        For the fiscal year ended December 31, 2007, the principal components of compensation for named executive officers were:

•	base salary;

•	annual cash bonus

•	long-term equity incentive compensation; and

•	other benefits.

        In 2007, base salary accounted for approximately 38% and incentive compensation accounted for approximately 62% of the total compensation of our named executive officers.

Base Salary

        Salary levels are typically considered annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Merit-based increases to salaries of named executive officers are based on the CEO (other than with respect to his own salary) and the Committee’s assessment of the individual’s performance. However, it is the Committee’s general philosophy that base salary be adjusted for existing executives only in the range of cost-of-living increases, absent special circumstances, such as a major change in the size or structure of the Company, a significant change in position or the responsibilities of the executive, or a significant change in the market for similar executives. In 2007, base salaries for existing named executive officers continuing in the same role were determined for each executive based on his experience, position and responsibility, his salary history, publicly available market data, and the Committee members’ own business experience.

        Since he retired as our President and Chief Executive Officer on May 2, 2006 and until March 5, 2008, Mr. Martin Klein continued to serve us as our Chairman of the Board of Directors and as a consultant earning a base monthly rate of $8,000. In accordance with the terms of the consulting agreement, Mr. Klein provided notice that he would not continue his service under such consulting agreement. Upon the expiration thereof, as of July 5, 2007, Mr. Klein and the Company entered into a new consulting agreement pursuant to which Mr. Klein agreed to perform consulting services on an as needed per diem basis for a fee equal to $1,000 per day plus reasonable expenses. In this capacity, Mr. Klein did not participate in any of our incentive compensation programs. The Committee approved these arrangements in view of the then-Chairman’s continued role as a resource to our management team and our Board. On March 5, 2008, Mr. Bruce L. Lev was appointed as Chairman of the Company.

Performance-Based Incentive Compensation

        The Committee and our CEO have the latitude to design cash and stock-based incentive compensation programs to promote high performance and achievement of corporate goals by named executive officers, encourage the growth of stockholder value and allow key employees to participate in our long-term growth and profitability.

Long-Term Incentive Compensation

        2005 Stock Compensation Plan.  Our 2005 Stock Compensation Plan, as amended, permits us to award stock options and awards of restricted stock to our employees including our named executive officers. Historically, newly hired or promoted named executive officers and other executives are considered for stock option grants at the next regularly scheduled Committee meeting following their hire or promotion. Stock options granted under the 2005 Compensation Plan may be either incentive stock options, as defined in Section 422A of the Internal Revenue Code of 1986, or non-qualified stock options. Options typically vest ratably over a four-year period and are exercisable up to 10 years from the date of grant.

The Stock Option Plan assists us to:

•	provide economic incentives for executives and key employees to ensure that we perform at a high level over the longer term;

•	provide an opportunity for increased equity ownership by executives;

•	maintain competitive levels of total compensation; and

•	provide executives an incentive to remain with us for a number of years.

        The Committee has discretionary authority to grant stock options to executives. Awards of stock options are made by the Committee in consultation with the full Board and the CEO.

        Stock option award levels are determined based on individual performance. Awards vary based on the recipient’s role with us and are granted from time-to-time at the Committee’s regularly scheduled meetings. The Committee also considers the percentage of our fully diluted common stock represented by options. The Committee expects to review option compensation of existing executives annually.

        Options granted to date have carried a ten-year term. Vesting rights cease upon termination of employment and death, and exercise rights terminate shortly thereafter. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option.

        In April and July 2007, the Committee granted stock options to certain directors. These options have a ten-year term, and vest ratably over four years.

        All of the options granted in 2007 vest annually in equal installments over a four-year period commencing on the date of the grant, and all options were awarded at the closing per share sales price of our common stock on NASDAQ on the date of the grant.

Retirement and Other Benefits

        For 2007, the named executive officers were not provided any retirement benefits that were not available to all of our employees.

Perquisites and Other Personal Benefits

        The named executive officers participate in our benefit plans, which include medical and dental insurance and life insurance, on the same terms as all of our other employees. Similarly, employee relocation expenses are subject to reimbursement but are individually negotiated on a case by case basis. Our CEO receives a monthly automobile allowance equal to approximately $1,500. We do not provide pension arrangements, post-retirement health coverage, or similar benefits to any of our employees, including our named executive officers.

        All of our employees, including our named executive officers, are covered by a life insurance policy. In the event of the employee’s death, his or her designated beneficiaries would be entitled to receive $50,000.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed this report with management and, based on such review and discussions, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of Electro Energy Inc.
William Wylam, Chairman
Dr. Robert Hamlen
Bruce L. Lev

CODE OF ETHICS

        The Company has adopted a Code of Ethics that applies to its directors, officers and employees, including its principal executive officer, principal financial officer and principal accounting officer. The Company publicizes the Code of Ethics through posting the policy on its website, http://www.electroenergyinc.com. The Company will disclose on its website any waivers of, or amendments to, our Code of Ethics.

ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

        The Company does not have a policy with regard to Board members’ attendance at annual meetings of stockholders. Our last meeting of shareholders occurred on December 14, 2007. All Board members attended such meeting of stockholders.

STOCKHOLDER COMMUNICATION POLICY

        Stockholders may send communications to the Board of Directors or individual members of the Board by writing to them, care of Secretary, Electro Energy Inc., 30 Shelter Rock Road, Danbury, Connecticut 06810 (or any other then current mailing address), who will forward the communication to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

“HOUSEHOLDING” OF PROXY MATERIAL

        The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as “householding”, potentially means extra conveniences for stockholders and cost savings for companies.

        A number of brokers with accountholders who are stockholders of our company will be “householding” our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker.

        Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

MATTERS TO BE BROUGHT BEFORE THE MEETING

PROPOSAL ONE

ELECTION OF DIRECTORS

        At the Annual Meeting, there will be an election of three directors. The individuals named in the table below have been recommended by our Governance and Nominating Committee and nominated by our Board of Directors (the “Board”) to serve the term set forth in the table below and until they are re-elected or until their respective successors are duly elected and qualified.

        All the nominees are currently directors of the Company and each has consented to continue serving as a director. Upon the appointment of the proposed slate of directors, a majority of our Board will be “independent” within the meaning of the Securities Exchange Act of 1934 (the “Exchange Act”) and the director independence standards of the NASDAQ Stock Market, Inc., as currently in effect.

        Directors are elected by a plurality of the votes cast by the shares entitled to vote. “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen. Therefore, shares not voted, whether by withheld authority or otherwise, have no effect in the election of directors.

        Set forth below is biographical information for the persons nominated for election to the Board including information furnished by them as to their principle occupations at present and for the past five years, certain directorships held by each, their ages as of September 17, 2008 and the year in which each director became a director of the Company.

        There are no family relationships between any nominee and/or any executive officers of the Company.

Directors, Executive Officers, Control Persons and Nominees

        Biographical information regarding each of our directors that are up for election at the annual meeting is shown below.

Name	Age	Position	Proposed Term

Lawrence G. Schafran	70	Member of the Board of Directors (nominee)	Two Years, Expiring 2010
Martin G. Klein	72	Member, Board of Directors (nominee)	Two Years, Expiring 2010
Bruce L. Lev	65	Member, Board of Directors (nominee)	Two Years, Expiring 2010

        Biographical information regarding each of our continuing directors, executive officers and significant employees is shown below.

Name	Age	Position	Existing Term

Michael E. Reed	58	President, Chief Operating Officer and Member of the Board of Directors	Two Years, Expiring 2009
Robert Hamlen	78	Member of the Board of Directors	Two Years, Expiring 2009
William Wylam	72	Member of the Board of Directors	Two Years, Expiring 2009
Timothy E. Coyne	54	Chief Financial Officer and Secretary	N/A

        The principal occupations for the past five years (and, in some instances, for prior years) of each of our nominees, continuing directors, executive officers and significant employees are as follows:

                Bruce L. Lev has served as a director since June, 2007 and Chairman since March 5, 2008. Mr. Lev is a Managing Director of Loeb Partners Corp., New York City. Prior thereto he was Vice Chairman and a Director of USCO Logistics, a world leader in providing integrated logistics services. From 1995 through early 2000 Mr. Lev was Executive Vice President of Corporate and Legal Affairs of Micro Warehouse Inc., a $2.5 billion direct marketer of brand name personal computers and accessories to commercial and consumer markets. He also served on the Micro Warehouse four-person Executive Committee with global responsibility for legal and regulatory affairs, human resources, corporate communications, risk management and facilities. From 1995 through 2002 he was also a member of the Board of Directors of the Roper Organization and served on the Board of the Direct Marketing Association. Prior to 1995, Mr. Lev engaged in the private practice of law. During this time he was instrumental in the acquisition of USCO Logistics division of Uniroyal by a group of private investors and the initial formation of Micro Warehouse. He is a 1965 graduate of Wesleyan University and a 1968 graduate of the University of Virginia School of Law. Mr. Lev is a member of the Connecticut, Virginia and Supreme Court bars and serves on the boards of directors of AirDat, LLC, Flagler Construction Co, LLC, and Open Labs, LLC.

                Martin G. Klein had been the Chairman of our Board of Directors from 1992 through 2008, and previously served as Chief Executive Officer. Mr. Klein is the founder of EEI, and has over 40 years of experience in the advanced battery field. In 1970, prior to forming EEI, Mr. Klein was one of the founding principals of Energy Research Corporation (now Fuel Cell Energy Inc.) and served as its Executive Vice President through 1990 and as a director through 1992. Mr. Klein has developed and worked on several battery chemistries and fuel cell systems. Prior to his association with Energy Research Corporation, he held positions in the battery field at U.S. Army Signal Corps, Yardney Electric Corp., Electrochimica Corp., and Electro Optical Systems. Mr. Klein, considered an expert in the field of electrochemistry, has contributed to many of the fundamental reference books on the subject and has authored numerous technical papers. Mr. Klein provided consulting services and served as an assistant professor at Rutgers University from 1990 to 1992. Mr. Klein holds more than 15 patents in the field of advanced electrochemical systems and has a bachelor’s degree in Chemical Engineering.

                Michael E. Reed was hired as the Company’s President and Chief Operating Officer effective May 2, 2005 and was promoted to Chief Executive Officer and President on May 30, 2006. Mr. Reed has over 35 years of experience in the battery industry, most recently serving as the Chief Operating Officer of EaglePicher Horizon Batteries, LLC from 2003 until his hiring by the Company. Additionally, since 2002, Mr. Reed has been the Principal of Reed Ventures, a consulting company focused on assisting technology start-up companies with securing capital funds. Mr. Reed has held several management positions within Johnson Controls, Inc., Exide Corporation and Delco Remy Division of General Motors Corporation. Mr. Reed holds a BSChE in Chemical Engineering from Purdue University and an M.B.A. from Indiana University.

                Timothy E. Coyne has served as our Chief Financial Officer since November 2006 and was appointed as Secretary in March 2007. He was promoted to the position of Chief Financial Officer and Vice President of Finance on July 25, 2007. Mr. Coyne has 30 years of experience in senior financial and accounting positions, including expertise in the capital markets, reporting and compliance and financial management. He has extensive experience in senior financial positions for publicly-traded companies. He joined Electro Energy after five years as Chief Financial Officer and Vice President and Corporate Controller of Imagistics International Inc., a former division of Pitney Bowes Inc. where he was responsible for Accounting, Finance, Treasury, Budgeting, Reporting/Control, Audit, Tax and Investor Relations. Mr. Coyne also was Vice President — Finance and Administration at Keene Corporation and Kasco Corporation, each subsidiaries of Bairnco Corporation and Vice President and Corporate Controller of The Coca-Cola Bottling Company of New York, Inc. He received his B. S., Accounting, Magna Cum Laude from Herbert H. Lehman College of the City University of New York.

                Dr. Robert P. Hamlen has served as a Director since 2005. His extensive commercial and government career spans many high-profile organizations including General Electric, EXXON, ALCAN and the U.S. Army Communications-Electronics R&D Center at Fort Monmouth, N.J., and Ft. Belvoir, Va., where he was the Chief of Army Power Division. Dr. Hamlen holds over 20 patents, has a B.S. from Lafayette College, a Ph.D. in Physical Chemistry from Johns Hopkins and completed the Advanced Management Program at the Harvard Business School.

                William B. Wylam has served as a Director since August 2006. Mr. Wylam is currently President of International Energy, LLC, and Chairman of Electricore Inc., both in Indianapolis. In 2005, he retired from Remy International Inc. (formerly Delco Remy), where he served as Corporate Director of Technology, capping a four-decade career at the company. Through his work with Delco Remy, he established the Electricore Consortium, an Indiana-based non-profit corporation that organizes public-private partnerships to conduct research and projects in the area of advanced manufacturing and electric vehicle technologies. He has been Chairman of the Consortium’s board since its inception in 1992. Mr. Wylam also serves as a Director of the Flagship Enterprise Center, a small business incubator and early business accelerator, and as Chairman of the technical advisory committee of the Flagship Energy Systems Center, which promotes the development of companies in the area of alternative energy, including hybrid vehicles and lithium batteries.

                Lawrence G. Schafran has served as a Director since November 2006. Mr. Schafran currently is Managing General Partner of Providence Recovery Partners, a New York-based investment fund. He also serves as a Director and Audit Committee Chairman of PubliCARD, Inc., and Tarragon Corporation (NASDAQ: TARR), both publicly traded companies. In recent years, Mr. Schafran served in several capacities including as a Trustee, Chairman/Interim-CEO/President and Co-Liquidating Trustee of the Special Liquidating Trust of Banyan Strategic Realty Trust; Director/Chairman of the Executive Committee of Dart Group Corporation, Shoppers Food Warehouse, Inc. and COMSAT Corporation and was recently appointed as a Director of RemoteMDx, Inc. (OTCBB: RMDX), where he chairs the Audit Committee.

The affirmative vote of a plurality of the shares represented at this meeting, after a quorum is achieved, is required to elect the Nominees to the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED FOR APPROVAL OF THE NOMINATED DIRECTORS.

PROPOSAL TWO

APPROVAL OF THE 2008 STOCK OPTION AND INCENTIVE PLAN

        At the Annual Meeting, our shareholders will be asked to approve the Company’s proposed 2008 Stock Option and Inventive Plan (the “Plan”), a copy of which proposed Plan is attached hereto as Appendix A.

Background

        The purposes of the Plan are to retain a valuable workforce now in the employ of the Company and recruit in the employ, and as directors, consultants and advisors to the Company and its subsidiaries, persons of training, experience and ability, and to attract new employees, directors, consultants and advisors whose services are considered valuable. In addition, the Plan is intended to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. The Plan allows for the issuance of up to 10,000,000 shares of common stock, $.001 par value per share, to directors, executive officers, employees, consultants and advisors of the Company who are contributing to its success.

        The Board of Directors believes the Plan has functioned as intended. To continue the link between compensation, efforts and corporate performance the Board of Directors has adopted, subject to shareholder approval, the proposed Plan.

The Plan

Description

        The following is a summary of the principal features of the Plan, and does not purport to be a complete description of the Plan. A complete copy of the Plan is attached as Appendix A.

        Eligibility. Key employees, officers, directors, consultants and advisors of the Company and its subsidiaries are eligible to participate in the Plan.

        Changes in the Company’s Capital Structure. The Plan will not affect our right to authorize adjustments, recapitalizations, reorganizations or other changes in our capital structure. In the event of an adjustment, recapitalization or reorganization, the award shall be adjusted accordingly. In the event of a merger, consolidation or liquidation, all outstanding options under the Plan shall be (i) assumed by the successor corporation, (ii) substituted by equivalent awards or provided the same consideration as other stockholders or (iii) accelerated in full and immediately exercisable.

        Change in Control. Upon the occurrence of a “Change in Control” as defined under the Plan, the Company shall accelerate the vesting and exercisability of outstanding awards, in whole or in part, as determined by the Company.

        Awards and Option Price. We may grant incentive or nonqualified stock options or restricted stock (an “Award”). The exercise price of options and the asserted value of restricted stock grants shall not be less than the fair market value of our common stock on the date of grant. The exercise price for incentive options and the asserted value of restricted stock, in each case, for 10% or more shareholders shall be not less than 110% of fair market value of our common stock.

        Duration. No awards may be exercisable after the period of ten years. In the case of a 10% or more shareholder, no incentive option may be exercisable after the expiration of five years.

        Amount Exercisable. In the event an eligible person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered nonqualified stock options.

        Exercise of Options. Options may be exercised in whole or in part by giving written notice to the Company specifying the number of shares of stock to be purchased, accompanied by payment in full of the exercise price. As determined by the Company, in its sole discretion, payment in full or in part may be made (i) in the form of stock owned by the optionee, (ii) in the form of stock withheld by the Company from the shares of stock otherwise to be received under the exercised option, or (iii) by a combination of the foregoing.

        Termination of Options. Unless expressly provided in the grant agreement, and unless the option expires sooner, options shall terminate ninety (90) days after an employee’s severance of employment with the company other than by death, disability or termination for cause. Unless the option expires sooner, the Award will expire one year after the death or disability of the eligible person. Notwithstanding the foregoing, if a non-employee director’s service on the Board of Directors terminates, any options held may be exercised until the expiration of the stated term of such option.

        Amendment or Termination of the Plan. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that no amendment that would (i) reduce the exercise price of outstanding Awards or effect repricing through cancellation and re-grants of new Awards, (ii) increase the number of shares that may be issued under the Plan (except upon changes in capitalization), (iii) materially increase the benefits accruing to the optionees under the Plan, (iv) materially modify the requirements as to eligibility for participation in the Plan, (v) decrease the exercise price of an Award to less than 100% of the fair market value per share on the date of grant thereof, or (vi) extend the term of any Award, shall be made without the approval of our shareholders.

Federal Income Tax Implications

        The grant of an option or stock award will create no tax consequences for the participant or the Company. Upon exercising an option, the participant generally must recognize ordinary income equal to the difference between the value of the grant on the date issued and the price of the Company’s stock on the date of exercise, subject to the previously described 100% valuation cap. Upon receipt of a restricted stock award (subject to the terms of vesting), the participant generally must recognize ordinary income equal to the cash or the fair market value of Shares received. In each case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

        A participant’s disposition of shares acquired upon the exercise of an option or stock award will result in a short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares. Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option or other award.

        With respect to awards granted under the Plan that may be settled either in cash, shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant generally must recognize compensation income equal to the cash or the fair market value of stock or other property received. The Company will be entitled to a deduction for the same amount. With respect to awards involving shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the Company will be entitled to a deduction for the same amount at the same time the participant recognizes ordinary income.

        In each instance described above, the deduction available to the Company may be limited by Section 162(m) of the Code which places a $1 million limit on the deduction that may be taken for compensation paid to any Covered Employee unless such compensation is based upon the attainment of performance goals established by the Committee and paid pursuant to a plan approved by Stockholders. The Plan is designed so that options and performance-based awards (except for performance accelerated restricted stock) will qualify as performance-based compensation.

        The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Plan. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.

Equity Compensation Plan Information

        The following table sets forth, as of the year ended December 31, 2007 and the Record Date (September 11, 2008), information with respect to the Company’s compensation plans and individual compensation arrangements to which the Company is a party, if any, under which equity securities of the Company are authorized for issuance:

As of December 31, 2006

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders
1993 Stock Compensation Plan	86,392	$ 5.55	-
2005 Stock Option Plan	323,000	13.05	277,000
Equity compensation plans not approved by security holders None
Total

As of August 29, 2008

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders
1993 Stock Compensation Plan	68,764	$ 5.48	-
2005 Stock Option Plan	572,750	$ 7.53	27,250
Equity compensation plans not approved by security holders None
Total	641,514	$ 7.31	27,250

Approval of this proposal requires a majority of votes cast by shareholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTRO ENERGY, INC. 2008 STOCK OPTION PLAN.

AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

        The Company’s Common Stock is traded on the NASDAQ Capital Market under the symbol “EEEI”. Consequently, the Company is subject to the NASDAQ Marketplace Rules (the “Marketplace Rules”). Marketplace Rule 4350(i)(1)(D) requires NASDAQ-listed issuers to obtain shareholder approval prior to any issuance or potential issuance of securities representing 20% or more of the outstanding Common Stock or voting power of the issuer (on an as-converted or as-exercised basis) before such issuance for a price less than the greater of the book or market value of the issuer’s Common Stock. For purposes of Rule 4350(i)(1)(D), the (i) outstanding Common Stock or voting power of the issuer is determined as of a date the issuer enters into a binding agreement with respect to such issuance or potential issuance and (ii) market value of the issuer’s Common Stock is deemed to be the closing bid price of the issuer’s Common Stock immediately prior to entering into such binding agreement.

        Marketplace Rule 4350(i)(1)(D) is applicable to the financing transactions described in Proposals Three and Four, (the “Transactions”) because, pursuant to the Transactions, the Company is likely to issue shares of Common Stock that represents more than 20% of the Company’s outstanding Common Stock and voting power for a price that was less than the greater of book or market value of the Common Stock. Accordingly, in order to comply with Marketplace Rule 4350(i)(1)(D), the Company must obtain shareholder approval of the transactions before issuing shares of Common Stock upon conversion of the debentures or the exercise of the warrants issued pursuant to the Transactions.

        To comply with Marketplace Rule 4350(i)(1)(D), the Company agreed that it would ask for shareholder approval authorizing the issuances of shares in excess of 19.9% of the Common Stock issued and outstanding as of July 23, 2008.

PROPOSAL THREE

RATIFICATION OF THE JULY 23, 2008 FINANCING TRANSACTION WITH THE QUERCUS TRUST, INCLUDING APPROVAL OF THE POTENTIAL ISSUANCE OF MORE THAN 19.9% OF THE COMPANY’S OUTSTANDING SHARES OF COMMON STOCK UPON AN EXERCISE OF THE WARRANT THAT WAS ISSUED IN CONNECTION THEREWITH

                On July 23, 2008, the Company entered into a transaction whereby the Company entered into a Warrant Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with, and issued a warrant to, the Quercus Trust, an existing investor (“Quercus”).

                Pursuant to the Purchase Agreement, in exchange for a cash payment of $750,000, the Company issued a warrant (the “Warrant”) to purchase 1,875,000 shares of the Company’s common stock, par value $0.001 (“Common Stock”) with an exercise price of $2.75 per share. The term of the Warrant is three years from the date of issuance. The exercise price of the Warrant is adjustable in the event the Company issues Common Stock or securities that are convertible into Common Stock for less than $2.75 per share (the “Subsequent Lower Price”), in which case the exercise price of the Warrant shall be the Subsequent Lower Price; provided that, in no event shall the exercise price be less than $1.25 per share.

                Pursuant to the Purchase Agreement, Quercus has the option, which shall expire on September 1, 2008, to purchase for $250,000 an additional warrant for the purchase of 635,000 shares of Common Stock (the “Option Warrant”) and which otherwise contains the same terms as the Warrant.

                The Purchase Agreement contains a prohibition from exercising the Warrant into Common Stock to the extent that the aggregate number of shares issuable upon such exercise, together with any related issuance of Common Stock, exceeds 19.9% of the total number of shares of Common Stock outstanding, until the Company’s stockholders have approved the transactions described herein.

                Pursuant to the Registration Rights Agreement, the Company has agreed to prepare and file with the SEC, a Registration Statement registering for resale that number of shares of Common Stock that is no less than the number of shares of common stock that are issuable pursuant to the Warrant upon the exercise thereof at its initial exercise price, subject to reduction in order to comply with Rule 415 and any other requirements of the Securities and Exchange Commission.

                The net proceeds from the transaction will be used for general corporate purposes, working capital, and further execution of the Company’s business plan.

                The foregoing descriptions of the Purchase Agreement, the Warrant and the Registration Rights Agreement are qualified in their entirety by the full text of the Purchase Agreement, the Warrant and the Registration Rights Agreement, copies of which are attached to the Company’s Current Report on Form 8-K, filed on July 28, 2008, as Exhibit 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

                The Company relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act and/or Rule 506 of Regulation D for the issuance of these securities. Quercus was the sole purchaser and purchased its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

Approval of this proposal requires a majority of votes cast by shareholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE JULY 23, 2008
TRANSACTION WITH THE QUERCUS TRUST.

PROPOSAL FOUR

THE  RATIFICATION OF THE AUGUST 18, 2008 FINANCING TRANSACTION WITH THE QUERCUS TRUST, INCLUDING APPROVAL OF THE POTENTIAL ISSUANCE OF MORE THAN 19.9% OF THE COMPANY’S OUTSTANDING SHARES OF COMMON STOCK UPON CONVERSION OF THE DEBENTURE(S) AND EXERCISE OF THE WARRANT(S) THAT WERE ISSUED IN CONNECTION THEREWITH.

                On August 18, 2008, Electro Energy, Inc. (the “Company”) consummated a transaction (the “Transaction”) pursuant to which the Company entered into a Debenture and Warrant Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with, and issued a debenture and a warrant to, the Quercus Trust, a previous investor in the Company (the “Investor”).

                Pursuant to the Purchase Agreement, in exchange for a cash payment of $625,000, the Company issued a 10% Senior Secured Convertible Debenture (the “Debenture”) and a warrant (the “Warrant”) for the purchase of 1,562,500 shares of the Company’s common stock, par value $0.001 (“Common Stock”). The term of the Warrant is three years from the date of issuance and its exercise price of $1.00 per share is adjustable in the event the Company issues Common Stock or securities that are convertible into Common Stock for less than $1.00 per share, in which case the exercise price shall be the price per share of such subsequent issuance; however, in no event shall the exercise price be less than $0.4545 per share. The conversion price of the Debenture is fixed at $1.00 per share and the Debenture is convertible immediately.

                The Purchase Agreement provides that, upon the Company’s reaching a certain set of business milestones, set forth on Exhibit 1.1(a) to the Purchase Agreement, in exchange for an additional cash payment of $625,000, the Company shall issue to the Investor an additional Debenture and Warrant containing the same terms and conditions as the Debenture and Warrant issued on August 18, 2008.

                The Purchase Agreement amends that certain $18,000,000 Senior Secured Convertible Debenture issued to the Investor on December 7, 2007 (the “2007 Debenture”) to permit conversion thereunder at any time following the execution of the Purchase Agreement. The Purchase Agreement also amends the warrant issued to the Investor on July 23, 2008 (the “July, 2008 Warrant”) as follows: (1) the exercise price (the “Warrant Price”) was reduced to $1.00 per share from $2.75 per share and (2) the following provision was added, “Upon any decrease in the Warrant Price, the number of Warrant Shares shall be increased to the number of shares determined by multiplying the Warrant Price that was in effect immediately prior to such decrease by the number of Warrant Shares issuable upon exercise of the Warrant prior to such decrease and dividing the product by the Warrant Price resulting from the decrease.”

                The Purchase Agreement provides that the Company shall promptly withdraw the registration statement on Form S-3 that was filed on July 10, 2008 covering the shares of common stock that are issuable upon conversion of the 2007 Debenture and exercise of the warrant also issued to the Investor on December 7, 2007 (the “2007 Warrant”). As part of the Transaction, the Company and the Investor entered into a Registration Rights Agreement pursuant to which the Company agreed to prepare and file with the SEC, within 90 days of the Investor’s request, a registration statement registering for resale that number of shares of Common Stock that is no less than the number of shares of common stock that are issuable upon conversion of the Debenture and exercise of the Warrant. The Purchase Agreement also amends the two Registration Rights Agreements between the Company and the Investor, dated December 7, 2007 and July 23, 2008, so that the Company’s obligation to file registration statements covering the common stock that is issuable upon the conversion of the 2007 Debenture, the 2007 Warrant, and the July, 2008 Warrant, shall occur upon the request of the Investor, instead of within 90 days of the date of such agreements, as originally provided. As provided in each of the Registration Rights Agreements, the Company shall have the right to reduce the number of registrable shares covered by any registration statement in order to avoid the SEC’s characterization of the offering as a primary offering.

                The Purchase Agreement contains a prohibition from exercising the Debenture(s) and Warrant(s) into Common Stock to the extent that the aggregate number of shares issuable upon such exercise, together with any related issuance of Common Stock, exceeds 19.9% of the total number of shares of Common Stock outstanding as of July 23, 2008, until the Company’s stockholders have approved the transactions described herein.

                The net proceeds from the transaction will be used for general corporate purposes, working capital, and further execution of the Company’s business plan.

                The foregoing descriptions of the Purchase Agreement, the Warrant, the Debenture, and the Registration Rights Agreement are qualified in their entirety by their full text. Copies of the aforementioned agreements and instruments are attached to the Company’s Current Report on Form 8-K, filed with the Commission on August 21, 2008 as Exhibit 10.1, and 10.2, and are incorporated herein by reference.

                The Company relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act and/or Rule 506 of Regulation D for the issuance of these securities. Quercus was the sole purchaser and took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

Approval of this proposal requires a majority of votes cast by shareholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AUGUST 18, 2008
TRANSACTION WITH THE QUERCUS TRUST

PROPOSAL FIVE

THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 SHARES TO 100,000,000 SHARES

                The Board of Directors has approved, and recommends that the stockholders approve, an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000. The board recommends the increase in the number of authorized shares to allow the Company to raise additional capital through the sale of its shares, to pursue growth through strategic partnerships and acquisitions and to employ equity-based compensation for officers and employees as needed.

                The Company has used issuance of shares of Common Stock and securities convertible into, or exercisable for, Common Stock to raise the capital needed for ongoing operations and future growth. As of the Record Date, the vast majority of the Company’s authorized shares have either been issued or reserved against future issuance pursuant to the terms of outstanding convertible securities. We expect that we will need flexibility to issue and sell more Common Stock or convertible securities for proceeds necessary to continue current operations and fund future growth.

                The Company has no specific plans relating to the bulk of the shares, if authorized. Price and terms of any issuance of securities have not been determined at present and would only be determined at the time of a financing.

                The principal purposes of financings would be to raise additional capital to fund operations and development of property under license. Accordingly, with the number of shares currently outstanding, the anticipated offering of equity to raise capital to fund ongoing operations, and the shares issuable upon exercise of outstanding stock options, the Company needs to increase the number of its authorized shares of Common Stock from 50,000,000 to 100,000,000, in order to accomplish its business plan.

                The Board of Directors did not approve this proposed amendment with the intent to use its ability to issue additional shares of common stock in order to discourage tender offers or takeover attempts. However, the availability of additional authorized shares for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company. The proposed amendment to the Articles of Incorporation is not in response to any effort on the part of any party to accumulate material amounts of shares or to acquire control of the Company by means of merger, tender offer, proxy contest or otherwise, or to change the Company’s management. In addition, the corporate action is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the shareholders.

                To the extent that additional authorized shares of common stock are issued in the future, they will decrease the existing shareholders’ percentage equity ownership interests and, depending upon the price at which such shares of common stock are issued, could be dilutive to the existing shareholders. Any such issuance of additional shares of common stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock of the Company.

Date of Effectiveness

                The increase in the number of shares, if approved, would be effective after stockholder approval and upon the filing of an amendment to our Articles of Incorporation with the office of the Secretary of State of the State of Florida.

Approval of this proposal requires a majority of votes cast by shareholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO INCREASE THE AUTHORIZED SHARES FROM 50,000,000 TO 100,000,000.

PROPOSAL SIX

THE  APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF BLANK CHECK PREFERRED STOCK FROM 10,000 TO 20,000.

                Our Board of Directors has proposed an amendment to the Company’s Articles of Incorporation to authorize an increase in the number of authorized shares of blank check preferred stock, par value $0.001 per share (the “Preferred Stock”), from 10,000 shares to 20,000 shares

                There are certain advantages and disadvantages of voting for the Company’s issuance of one or more series of authorized preferred stock.

                The advantage includes:

•	The ability to raise capital by issuing capital stock.

                The disadvantages include:

•	Dilution to the existing shareholders, including a decrease in our net income available to common shareholders in future periods. This could cause the market price of our stock to decline.

•	The authorization of unissued preferred stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company’s Board of Directors’ desires. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

                The Company’s Board of Directors believes that it is desirable to have additional authorized shares of preferred stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. The Company does not have any current arrangement or commitment for financing or acquisitions. Having such authorized shares of preferred stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders and is in the best interests of the Company and its shareholders.

Approval of this proposal requires a majority of votes cast by shareholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF BLANK CHECK PREFERRED STOCK FROM 10,000 TO 20,000.

PROPOSAL SEVEN

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

        Marcum & Kliegman, LLP (“M&K”) served as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2007 and has been selected to serve as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2008. It is expected that a representative of M&K will be present at the meeting. Such representative will have an opportunity to make a statement at the meeting if they desire to do so, and are expected to be available to respond to appropriate questions. The services to be provided by M&K in 2008 will include performing the audit of the 2008 financial statements and reviewing quarterly reports. M&K has no direct or indirect interest in the Company.

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees

        The following table presents fees for professional audit services rendered by Marcum &Kliegman, LLP (“M&K”) for the audit of Electro Energy’s annual financial statements for the years ended December 31, 2006 and 2005, and fees billed for other services rendered by Marcum & Kliegman, LLP.

	2007	2006
Audit Fees (1)	$235,095	$150,316
Audit-Related Fees (2)	$-	$96,496
Tax Services (3)	$-	$-
All Other Fees	$-	$-

(1)	Audit fees consist of fees for professional services rendered for the audit of Electro Energy Inc.‘s financial statements and review of financial statements included in Electro Energy Inc.‘s quarterly reports.

(2)	Audit-related fees are fees principally for professional services rendered in connection with accounting consultations and additional audit procedures related to corporate acquisitions, consultations and additional audit procedures concerning the initial adoption or consideration of new financial accounting and reporting standards, consultations regarding SEC reporting and disclosure matters pertaining to the Company’s annual form 10-KSB filing.

(3)	Tax service fees consist of compliance fees for the preparation of original tax returns as well as tax consulting and planning related fees.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee charter provides that the Audit Committee will pre-approve the fees and other significant compensation to be paid to the independent auditors.

        Each of the permitted non-audit services has been pre-approved by the Audit Committee or the Audit Committee’s Chairman pursuant to delegated authority by the Audit Committee, other than de minimis non-audit services for which the pre-approval requirements are waived in accordance with the rules and regulations of the SEC.

Approval of this proposal requires a majority of votes cast by shareholders of the Company.

        THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MARCUM & KLIEGMAN AS THE COMPANY’S INDEPENDENT AUDITORS. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED FOR RATIFICATION OF MARCUM & KLIEGMAN AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING DECEMBER 31, 2008.

Certain Relationships and Related Transactions

        In connection with the Company’s acquisition of certain assets completed on April 5, 2006, and the issuance of 5,750,000 shares of our common stock, along with warrants to purchase 3,000,000 shares of our common stock, subject to the vesting requirements set forth in such warrants, to Lithium Nickel Asset Holding I, Inc. (“LNAH”), the Company entered into agreements with LNAH to lease certain facilities in Alachua County which are owned by LNAH. LNAH holds shares of common stock of our Company that constitute approximately 19.96% of the total shares issued and outstanding as of the Record Date.

Related Party Transactions

        On July 5, 2006, the Company entered into a consulting agreement (the “Klein Consulting Agreement”) with Martin G. Klein, the Chairman of the Board of Directors of the Company and its former Chief Executive Officer. The Klein Consulting Agreement provides that Mr. Klein will consult with the Company on an ongoing basis as the Company’s Chief Technologist. Under the terms of the Klein Consulting Agreement, Mr. Klein will be compensated at the rate of $8,000 per month, plus additional compensation at a rate of $1,000 per day for extra work as well as reasonable out-of-pocket expenses, and he has agreed not to engage in or conduct any business which competes with the business conducted by the Company from the date of the Klein Consulting Agreement until three years after the termination or expiration of the Klein Consulting Agreement. The Klein Consulting Agreement expired on July 5, 2007, at which time Mr. Klein and the Company entered into a new consulting agreement pursuant to which Mr. Klein agreed to perform consulting services on an as needed per diem basis for a fee equal to $1,000 per day plus reasonable expenses.

        On August 1, 2006, the Company entered into a consulting agreement (the “Hamlen Consulting Agreement”) with Dr. Robert Hamlen, a member of the Board of Directors of the Company. The Hamlen Consulting Agreement provides that Dr. Hamlen will consult with the Company on an ongoing basis. Under the terms of the Hamlen Consulting Agreement, Dr. Hamlen will be compensated at the rate of $1,500 per month, plus additional compensation for extra work at a rate of $1,000 per day as well as reasonable out-of-pocket expenses, and he has agreed not to engage in or conduct any business which competes with the business conducted by the Company during the term of the Hamlen Consulting Agreement. The Hamlen Consulting Agreement will continue until terminated by either party with thirty days advance written notice.

        On August 1, 2006, the Company entered into a consulting agreement (the “Wylam Consulting Agreement”) with Mr. William Wylam, who was appointed a member of the Board of Directors of the Company, effective as of August 14, 2006. The Wylam Consulting Agreement provides that Mr. Wylam will consult with the Company on an ongoing basis. Under the terms of the Wylam Consulting Agreement, Mr. Wylam will be compensated at the rate of $1,500 per month, plus additional compensation for extra work at a rate of $1,000 per day as well as reasonable out-of-pocket expenses, and he has agreed not to engage in or conduct any business which competes with the business conducted by the Company during the term of the Wylam Consulting Agreement. The Wylam Consulting Agreement will continue until terminated by either party with thirty days advance written notice.

        Certain stockholders, parties related to stockholders and directors have provided consulting services to the Company for various technical and general and administrative services. Consulting fees incurred amounted to $152,973 and $44,779 for the years ended December 31, 2006 and 2005, respectively. Amounts due to these related parties as of December 31, 2006 and 2005 were $18,267 and $6,735, respectively.

Promoters and Control Persons

        There are no reportable promoters or control persons currently affiliated with the Company.

Interest of Certain Persons in Matters to be Acted Upon

        None of our directors or officers or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be approved by the shareholders as described in this information statement.

STOCKHOLDERS’ PROPOSALS AND NOMINATIONS

        Any stockholder who desires to present proposals to the 2008 annual meeting and to have such proposals set forth in the Company’s information statement mailed in conjunction with such annual meeting must submit such proposals to the Company not later than at least 150 days before the anniversary of the date of the prior year’s proxy or information statement. All stockholder proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company’s information statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.

        In addition, the Company’s policy on stockholder nominations for director candidates requires that to be considered for next year’s slate of directors any stockholder nominations for director must be received by the Secretary of the Company, at the Company’s principal executive office: 30 Shelter Rock Road, Danbury, Connecticut 06810, no later than January 21, 2009.

        Stockholders may write to the Secretary of the Company, at the Company’s principal executive office: 30 Shelter Rock Road, Danbury, Connecticut 06810, to deliver the stockholder proposals and stockholder nominations discussed above.

OTHER INFORMATION

        Enclosed herewith and incorporated by reference herein is a copy of our Annual Report on Form 10-KSB for the Fiscal Year Ended December 31, 2007, filed April 15, 2008.

        We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information with the SEC. This Information Statement, our Annual Report on Form 10-KSB/A and all other reports filed by us can be inspected and copied at the public reference facilities at the SEC’s office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates or by calling the SEC at 1-800-SEC-0330. Such material may also be accessed electronically via the Internet, by accessing the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov.

Quantitative and Qualitative Disclosures About Market Risk

        There have been no material changes in the Company’s interest rate risk position. Other types of market risk, such as foreign exchange rate risk and commodity price risk, do not arise in the normal course of the Company’s business activities.

OTHER MATTERS

Matters Which May Come Before the Annual Meeting

        The Board of Directors knows of no matters other than those described in this Proxy Statement which will be brought before the Annual Meeting for a vote of the stockholders. If any other matters properly come before the Annual Meeting for a stockholder vote, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

By Order of the Board of Directors,
/s/ Michael E. Reed
Michael E. Reed President and Chief Executive Officer

August 29, 2008

APPENDIX A

ELECTRO ENERGY INC.

2008 STOCK OPTION AND INCENTIVE PLAN

         1.      Purpose of the Plan.

                This 2008 Stock Option and Incentive Plan (the “Plan”) is intended as an incentive to retain a valuable workforce now in the employ of the Company (as hereinafter defined) and recruit in the employ and as directors, consultants and advisors to Electro Energy Inc., a Florida corporation (the “Company”) with its principal office at 30 Shelter Rock Road, Danbury, Connecticut 06810 and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, and to attract new employees, directors, consultants and advisors whose services are considered valuable. In addition, the Plan is intended to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

                The Company intends that certain options granted under the Plan constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”), while certain other options granted under the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.” Awards granted hereunder may be Incentive Options, Nonqualified Options or Stock Awards (each such grant referred to as, the “Award”), at the discretion of the Board and as reflected in the terms of the agreement pursuant to which such individual Award is granted pursuant to the Plan.

                The Company further intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company under the Plan be exempt from the operation of Section 16(b) of the Exchange Act. The Plan is intended to (i) satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Awards for which qualification for such exception is intended and (ii) comply with the rules applicable to non-qualified deferred compensation plans as set forth in Section 409(A) of the Code to the extent such rules are applicable. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

         2.      Administration of the Plan.

                The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan the Compensation/Stock Option Committee (the “Committee”) consisting of three or more members of the Board who are (i) “Non-Employee Directors” within the meaning of sub paragraph (b) of Rule 16b-3, (ii) “Outside Directors” within the meaning of Section 162(m) of the Code and (iii) independent under the standards set forth in Rule 4350 of the Rules of the National Association of Securities Dealers, Inc. The fact that a member of the Committee shall fail to qualify under the provisions of the preceding sentence shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. The members of the Committee shall serve at the pleasure of the Board. The Committee, subject to Sections 3 and 6 hereof, shall have full power and authority (i) to designate recipients of Awards, (ii) to determine the terms and conditions of respective Award agreements (which need not be identical) (iii) to interpret the provisions and supervise the administration of the Plan, and (iv) grant Stock Awards. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent that any Option does not qualify as an Incentive Option, it shall constitute and be considered a Nonqualified Option.

                Subject to the provisions of the Plan, the Committee shall interpret the Plan and the terms of all Awards granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Awards granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Awards. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

                In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock as hereinafter defined does not meet the requirements of the first sentence of Section 2 hereof, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that options granted to the Company’s five (5) most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted as provided herein.

                A consultant shall not be eligible for the grant of an option if, at the time of grant, a Registration Statement on Form S-8 (a “Form S-8”) under the Securities Act of 1933, as amended (the “Securities Act”), is not available to register either the offer or the sale of the Company’s securities to such consultant because of the nature of the services that such consultant is providing to the Company, or because the consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Registration Statement on Form S-3) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

        3.     Designation of Grantees.

                The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or of other Awards (together with Optionees, the “Grantees”) shall include employees, directors, consultants and advisors to the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting recipients of Awards, and in determining the number of shares to be covered by each Award granted to Grantees, the Committee may consider, among other criteria deemed pertinent, the office or position held by the Grantee or the Grantee’s relationship to the Company, the Grantee’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Grantee’s length of service, promotions potential and any other factors that the Committee may consider relevant. A Grantee who has been granted an Award hereunder may be granted an additional Award or Awards, if the Committee shall so determine.

        4.      Stock Reserved for the Plan.

                Subject to adjustment as provided in Section 7 hereof, a total of Ten Million (10,000,000) shares of the Company’s Common Stock, $0.001 par value per share (the “Stock”), shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by the Company or any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Awards at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Award expire or be cancelled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Award be reduced for any reason, the shares of Stock theretofore subject to such Award may be subject to future Awards under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

         5.      Terms and Conditions of Options.

                Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                a.   Option Price. The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The exercise price for each Option shall be subject to adjustment as provided in Section 7 below. “Fair Market Value” means the closing price of publicly traded shares of Stock on the principal national securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the Nasdaq Stock Market (if the shares of Stock are regularly quoted on the Nasdaq Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

                b.   Exercisability. Except as otherwise provided under the Plan, no part of any Option may be exercised until the Optionee shall have remained in the employ of the Company for such period after the date on which the option is granted as the Committee may specify in the Option agreement or otherwise and the Option agreement may provide for exercisability in installments.

                c.   Method of Exercise. An option, to the extent then exercisable, may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the exercise price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) cash, (ii) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) that is not the subject of any pledge or security interest, (iii) in the form of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iv) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (iii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option after (i) the Optionee has given written notice of exercise and has paid in full for such shares and (ii) the Optionee has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

                d.   Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000, unless otherwise changed by the Code, the balance of which shall be treated as Nonqualified Options.

        6.      Stock Awards.

                a.   Stock Awards may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. After the Committee determines that it will grant a Stock Award, it will advise the Grantee in writing or electronically, by means of an “Award Agreement,” of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Shares that the Grantee shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Grantee must accept the offer. The offer shall be accepted by execution of an Award Agreement in the manner determined by the Committee; provided that Shares may be issued to a Grantee under a fully vested Stock Award without the issuance of an Award Agreement.

                b.   Unless the Committee determines otherwise, the Award Agreement shall provide for the forfeiture of the non-vested common shares of the Company underlying such Stock Award upon the Grantee ceasing to be an employee, director, consultant or otherwise affiliated with the Company. To the extent any Shares remain non-vested at the time the Grantee ceases to be an employee, director, consultant or otherwise affiliated with the Company, the cessation of such status shall cause an immediate sale of such non-vested Shares to the Company at the original price per Common Share paid by the Grantee.

                c.   The value of a Stock Award shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Stock Award is granted; provided, however, that with respect to a Grantee who, at the time such Stock Award is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the assessed value per share of the Award Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. Anything in this Section 6(c) to the contrary notwithstanding, in no event shall the assessed value of the Stock Award be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

         7.      Terms of Plan and Grants.

                a.   Expiration of Plan. No Award shall be granted under the Plan on or after October 29, 2018, but the term of Awards theretofore granted may extend beyond that date.

                b.   Term. The term of each Award shall be fixed by the Committee, but in the case of Options, no Option shall be exercisable more than ten (10) years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five (5) years after the date such Incentive Option is granted.

                c.   Acceleration of Vesting.   Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee shall accelerate the vesting and exercisability of outstanding Awards.

                For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

                                i.      a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

                                ii.     the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

                                iii.    the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

                                iv.     a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

                For purposes of this Section 7(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

                d.    Non-Transferability of Awards. Awards are not transferable and in the case of (i) Options, may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution, and (ii) Stock Awards, are subject to restrictions on transferability as required by the Securities Act of 1933, as amended. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Awards contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

                e.    Termination by Reason of Death. Except as otherwise provided in Section 5(h), unless otherwise determined by the Committee, if any Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of death, any Award held by such Grantee may thereafter be exercised, to the extent then exercisable, by the legal representative of the estate or by the legatee of the Grantee under the will of the Grantee for a period of one year after the date of such death or until the expiration of the stated term of such Award as provided under the Plan, whichever period is shorter. No Option shall vest following the date of employee’s death.

                f.    Termination by Reason of Disability. Except as otherwise provided in Section 5(h), unless otherwise determined by the Committee, if any Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of disability, any Award held by such Grantee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), for a period of one year after the date of such termination of employment or service or the expiration of the stated term of such Award, whichever period is shorter; provided, however, that, if the Grantee dies within such one year period, any unexercised Award held by such Grantee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Award, whichever period is shorter. In the case of a Grantee employed under an employment agreement with the Company or any Subsidiary, the term disability as used herein shall have the meaning set forth in such employment agreement. In all other cases, the term disability shall have the meaning given it in any long-term disability plan of the Company, or if the Company maintains no such plan, such term shall mean the Grantee’s inability to engage in any substantial gainful activity by reason of a physical or mental impairment that can reasonably be expected to result in death or that has lasted or can reasonably be expected to last for a continuous period of not less than 180 days; provided, that when used in connection with the exercise of an Incentive Option following termination of employment, such term shall mean a disability within the meaning of Section 22(e)(3) of the Code.

                g.    Other Termination. Unless otherwise determined by the Committee if any Grantee's employment with the Company or any subsidiary or, in the case of non-employee Grantees, their service to the Company or any Subsidiary terminates for any reason other than death or disability, the Award shall thereupon terminate, except that the portion of any Award that was exercisable on the date of such termination of employment or service (as the case may be) may be exercised for the lesser of three months after the date of termination or the balance of such Award’s term, if the Grantee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without “cause.” For purposes of this Section 7(g), “cause” shall mean (i) any act of personal dishonesty taken by the Grantee in connection with his responsibilities as an employee and intended to result in substantial personal enrichment of the Grantee, (ii) the conviction of a felony, (iii) a willful act by the Grantee that constitutes gross misconduct and that is injurious to the Company, (iv) for a period of not less than thirty (30) days following delivery to the Grantee of a written demand for performance from the Company that describes the basis for the Company’s belief that the Grantee has not substantially performed his duties, continued violations by the Grantee of the Grantee’s obligations to the Company that are demonstrably willful and deliberate on the Grantee’s part or (v) as otherwise provided in an individual option grant.

                The transfer of a Grantee from the employ of or service to the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

        8.      Assumption of Awards by Successors; Adjustments Upon Changes in Capitalization.

                a.    Except as otherwise provided in Section 5(b) hereof, in the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company), (ii) the sale of all or substantially all of the assets of the Company, or (iii) any other merger, consolidation, acquisition of property or stock, separation or reorganization of or from the Company wherein the stockholders of the Company give up all of their equity interest in the Company, except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company (each of the foregoing, a “Corporate Transaction”), all outstanding Awards shall be assumed by the successor corporation, which assumption shall be binding on all Grantees. In the alternative, the successor corporation may substitute equivalent options or provide the same consideration to Grantees as was provided to stockholders in the Corporate Transaction (after taking into account the existing provisions of the Awards). Should the successor corporation fail to assume all outstanding Awards or to substitute equivalent Awards or provide similar consideration, the vesting of all outstanding Awards shall be accelerated in full and all Awards shall become immediately exercisable and the Awards shall terminate if not exercised at or prior to the Corporate Transaction. If the exercise of the foregoing right by the holder of an Incentive Option would be deemed to result in a violation of the Plan, then, without further act on the part of the Committee or the option holder, such Incentive Option shall be deemed a Nonqualified Option to the extent necessary to avoid any such violation.

                b.    The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of Stock or subscription rights thereto, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise; provided, however, that if the outstanding Stock or the number of shares thereof outstanding shall at any time be changed or exchanged by or in connection with a stock dividend, stock split, reverse split or combination of shares, recapitalization, or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company is distributed to the stockholders of the Company without consideration in a spin-off or other similar transaction, the number and kind of Stock subject to the Plan and subject to any Awards theretofore granted, and the Award prices, shall be appropriately and equitably adjusted. Any adjustment affecting an Incentive Option shall satisfy the requirements of Section 424 of the Code.

                c.    Adjustments under this Section 8 shall be made by the Committee whose determination as to what adjustments, if any, shall be made, and the extent thereof, shall be final.

         9.      Purchase for Investment.

                Unless the Awards and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising an Award under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         10.      Taxes.

                The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Awards granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters. As a condition of exercise of an Award, each Grantee agrees that (i) no later than the date of exercise of such Award, such Grantee shall pay to the Company or make arrangements satisfactory to the Company regarding payment of all federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Award; and (ii) the Company shall, to the extent required or permitted by law, have the right to deduct federal, state and local and employment taxes required or permitted by law to be withheld upon the exercise of such Award from payment of any kind otherwise due to such Grantee.

         11.      Effective Date of Plan.

                The Plan shall be effective on October 30, 2008 but no Awards shall be granted under the Plan until such time that the Plan shall be approved by majority vote of the Company’s stockholders.

         12.      Amendment and Termination.

                The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Grantee under any Award theretofore granted without his consent, and except that no amendments shall be made which, without the approval of the stockholders of the Company would:

                a.    except as otherwise provided in Section 8(b) hereof, reduce the exercise price of outstanding Awards or effect repricing through cancellation and re-grants of new Awards;

                b.    increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

                c.    materially increase the benefits accruing to the Grantees under the Plan;

                d.    materially modify the requirements as to eligibility for participation in the Plan;

                e.    decrease the exercise price of an Award to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

                f.    extend the term of any Award beyond that provided for in Section 7(b).

                Subject to the foregoing, the Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Grantee without his consent.

         13.      Government Regulations.

                The Plan, and the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver Stock under such Awards, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, or national securities exchanges and interdealer quotation systems as may be required.

         14.      General Provisions.

                a.    Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities laws, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                b.    Continued Service. The adoption of the Plan shall not confer upon any Grantee who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of an Grantee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

                c.    Limitation of Liability. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                d.    Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised, and no Stock Award may be issued, unless and until the Stock to be issued upon the exercise, or with respect to a Stock Award, upon the issuance, thereof has been registered under the Securities Act and applicable state securities laws, or is, in the opinion of counsel to the Company, exempt therefrom. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock Awards or any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock or Stock Awards at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Company may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

                e.    Governing Law. The laws of the state of Florida shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s choice of law rules.

                f.    Internal Revenue Code of 1986. All references herein to the Code shall be deemed references to the Code and to all Treasury Regulations promulgated thereunder.

ELECTRO ENERGY INC.

Dated: October 30, 2008

1. To elect three directors to serve until the annual stockholders meeting of 2009 or until their successors are duly elected and qualified:
ELECTION OF DIRECTORS		FOR all nominees listed below		WITHHOLD AUTHORITY to vote for all nominees listed below		FOR ALL EXCEPT as indicated to the contrary below
Nominees: 01 Martin Klein , 02. Bruce L. Lev and 03. Lawrence G. Schafran

INSTRUCTION FOR PROPOSAL NO. 1: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below:

EXCEPTIONS

2. To approve the adoption of the Company's 2008 Stock Option and Directors Incentive Plan.

	FOR		AGAINST		ABSTAIN

3. To approve the July 23, 2008 financing transaction with The Quercus Trust, including the potential issuance of more than 19.9% of the Company's outstanding shares of common stock.

	FOR		AGAINST		ABSTAIN

4. To approve the August 18, 2008 financing transaction with The Quercus Trust, including the potential issuance of more than 19.9% of the Company's outstanding shares of common stock.

	FOR		AGAINST		ABSTAIN

5. The approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares

	FOR		AGAINST		ABSTAIN

6. The approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of blank check preferred stock from 10,000 shares to 20,000 shares

	FOR		AGAINST		ABSTAIN

7. To ratify the appointment of Marcum & Kliegman LLP as the independent registered public accounting firm of Electro Energy, Inc. for the fiscal year ending December 31, 2008

	FOR		AGAINST		ABSTAIN

8. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

	FOR		AGAINST		ABSTAIN

The Board of recommends a vote FOR the directors listed above and a vote FOR each of the listed proposals. This Proxy, when properly executed, will be voted as specified above. IF NO SPECIFICATION IS MADE AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED ABOVE AND IN FAVOR OF THE OTHER PROPOSALS.

Please sign exactly as the name appears on your stock certificate. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Please print the name(s) appearing on each stock certificate(s) over which you have voting authority:

(Print name(s) on certificate)

(Signature and Title, if applicable)	Date

(Signature, Joint Owner)	Date